OTHER COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES	OTHER COMMITMENTS AND CONTINGENCIES

Assets pledged

(in thousands of $)	2020	2019
Carrying value of vessels and equipment secured against long-term loans and finance leases	1,290,769	1,350,301
Carrying value of investment in leased vessel, net secured against long-term loans and finance leases	111,786	114,137
	1,402,555	1,464,438

Other contractual commitments and contingencies

Insurance
We insure the legal liability risks for our shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, we are subject to calls for additional premiums based on the clubs' claims record, in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional premium on the members.

Tax lease benefits

As of December 31, 2020, we have one UK tax lease (relating to the Methane Princess). A termination of this lease would realize the accrued currency gain or loss recorded against the lease liability, net of the restricted cash. As of December 31, 2020, there was a net accrued gain of approximately $1.1 million (2019: $1.2 million).

Under the terms of the leasing arrangement, the benefits are derived primarily from the tax depreciation assumed to be available to the lessor as a result of their investment in the vessel. As is typical in these leasing arrangements, as the lessee we are obligated to maintain the lessor’s after-tax margin. Accordingly, in the event of any adverse tax changes or a successful challenge by the Her Majesty's Revenue and Customs (the “HMRC”), the UK tax authority, with regard to the initial tax basis of the transactions, or in the event of an early termination of the Methane Princess lease or in relation to the other vessels previously financed by UK tax leases, we may be required to make additional payments principally to the applicable UK vessel lessor. We would be required to return all, or a portion of, or in certain circumstances significantly more than the upfront cash benefits that Golar received in respect of the applicable lease financing transaction. Furthermore, the lessor of the Methane Princess has a second priority security interest in the Methane Princess, the Golar Spirit, Golar Grand and the Golar Tundra. Our obligation to the lessor under the Methane Princess Lease is secured by a letter of credit (“LC”) provided by other banks. Details of the security deposit provided by us to the bank providing the LC are given in Note 17 “Restricted Cash” to our consolidated financial statements.

HMRC has been challenging the use of similar tax lease structures and has been engaged in litigation of a test case for some years. In August 2015, following an appeal to the Court of Appeal by the HMRC which set aside previous judgments in favor of the tax payer, the First Tier Tribunal (UK court) ruled in favor of HMRC. The judgments of the First Tier Tribunal do not create binding precedent for other UK court decisions and therefore the ruling in favor of HMRC is not binding in the context of our structures. Further, we consider there are differences in the fact pattern and structure between this case and our leasing arrangements and therefore is not necessarily indicative of any outcome should HMRC challenge us, and we believe that our fact pattern is sufficiently different to succeed if we are challenged by HMRC. HMRC have written to our lessor to indicate that they believe the Methane Princess lease may be similar to the case noted above. We have reviewed the details of the case and the basis of the judgment with our legal and tax advisers to ascertain what impact, if any, the judgment may have on us and the possible range of exposure has been estimated at approximately $nil to $34.2 million (£25.0 million). In December 2019, in conjunction with the lessor, Golar obtained supplementary legal advice confirming Golar's position. Golar's discussions with HMRC on this matter have concluded without agreement and, in January 2020, Golar received a closure notice to the inquiry, which states the basis of HMRC’s position. Consequently, a notice of appeal against the closure notice was submitted to HMRC. In December 2020, notice of appeal was submitted to the First Tier Tribunal. We remain confident of our position, however given the complexity of these discussions it is impossible to quantify the reasonably possible loss, and we continue to estimate the possible range of exposures as set out above. However, under the indemnity provisions of the Omnibus Agreement, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the Methane Princess lease and in relation to other vessels previously financed by UK tax leases.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A provision will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

In November and December 2015, the Indonesian tax authorities issued letters to our subsidiary, PTGI (see note 5), to, among other things, revoke a previously granted VAT importation waiver in the approximate amount of $24.0 million for the NR Satu. In April 2016, PTGI initiated an action in the Indonesian tax court to dispute the waiver cancellation. The final hearing took place in June 2016 and we received the verdict of the Tax Court in November 2017, which rejected PTGI’s claim. In February 2018, PTGI filed a Judicial Review with the Supreme Court of Indonesia, but in December 2018, the Supreme Court of
Indonesia ruled against PTGI with regards the validity of waiver cancellation. However, we do not believe it probable that a liability exists as a result of this ruling, as no Tax Underpayment Assessment Notice has been received within the statute of limitations period. Should we receive such notice from the tax authorities, we intend to challenge the legality of the assessment. In any event, we believe PTGI will be indemnified by PTNR for any VAT liability as well as related interest and penalties under our time charter party agreement entered into with them.

In December 2019, the Indonesian tax authorities issued tax assessments for land and buildings tax to our subsidiary, PTGI for the years 2015 to 2019 inclusive in relation to the NR Satu, for the amount of $3.4 million ( IDR48,378.3 million ). We paid the assessed tax in January 2020 to avoid further penalties. This is presented in "Other non-current assets" of our consolidated balance sheets. We intend to appeal against the assessments for the land and buildings tax as the tax authorities have not accepted our initial objection letter. We believe we have reasonable grounds for success on the basis of no precedent set from past case law and the new legislation effective prospectively from January 1, 2020, that now specifically lists FSRUs as being an object liable to land and buildings tax, when it previously did not.

In February 2021, we received a tax notice from the Jordan tax authorities following the conclusion of their tax audit into our Jordan branch for the years 2015 and 2016 assessing our Jordan branch for additional tax of $1.6 million (JOD 1.10 million) and $3.1 million (JOD 2.20 million), respectively. We have submitted an appeal to the tax notice. A provision has not been recognized for this as we do not believe that the tax inspector has followed the correct tax audit process and the claim by the tax authorities to not allow tax depreciation is contrary to Jordan's tax legislation.